SHORT TERM BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
9/4/02  	ChevronTexaco Capital Company

Shares            Price         Amount
8,100,000  	$ 99.55		$8,063,550

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.35        N/A 	 0.41%	            1.13%

Broker
Goldman Sachs & Co.

Underwriters of ChevronTexaco Capital Company

Underwriters          	                Principal Amount
Goldman Sachs & Co.                        $600,000,000
Lehman Brothers, Inc.                       600,000,000
Salomon Smith Barney, Inc.                  300,000,000
ABN AMRO, Inc.                               50,000,000
Banc of America Securities LLC               50,000,000
Blaylock & Partners, L.P.                    50,000,000
J.P. Morgan Securities, Inc.                 50,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  50,000,000
Morgan Stanley                               50,000,000
Scotia Capital (USA), Inc.                   50,000,000
Muriel Siebert & Co., Inc.                   50,000,000
Utendahl Capital Partners, L.P.              50,000,000
The Williams Capital Group, L.P.             50,000,000
Total                                 	 $2,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/7/02 	Federal National Mortgage Assoc.

Shares            Price         Amount
23,200,000 	  $99.85	$23,165,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		1.16%                N/A

Broker
First Boston Brokerage

Underwriters of Federal National Mortgage Assoc.

Underwriters     	                  Principal Amount
Credit Suisse First Boston Corp.             $450,000,000
First Tennessee Bank National Association     450,000,000
Merrill Lynch, Pierce, Fenner, & Smith        450,000,000
Bear, Stearns & Co., Inc.                      75,000,000
Deutsche Bank Securities, Inc.                 75,000,000
Goldman, Sachs & Co.                          110,000,000
J.P. Morgan Securities, Inc.                   75,000,000
Lehman Brothers, Inc.                          75,000,000
Morgan Stanley & Co., Inc.                     90,000,000
Salomon Smith Barney, Inc.                     75,000,000
UBS Warburg LLC                                75,000,000
Total                                      $2,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/14/02 	Federal National Mortgage Assoc.

Shares            Price         Amount
20,300,000 	  $99.69	$20,237,070

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		0.51%  		    N/A

     Broker
Lehman Brothers

Underwriters of Federal National Mortgage Assoc.

Underwriters     	                   Principal Amount
Deutsche Bank Securities, Inc.               $1,107,000,000
Lehman Brothers, Inc.                         1,107,000,000
Merrill Lynch, Pierce, Fenner, & Smith        1,107,000,000
ABN AMRO, Inc.                                   70,000,000
Bear, Stearns & Co., Inc.                        70,000,000
Credit Suisse First Boston Corp.                 70,000,000
Goldman, Sachs & Co.                             70,000,000
J.P. Morgan Securities, Inc.                     70,000,000
Morgan Stanley & Co., Inc.                      100,000,000
Salomon Smith Barney, Inc.                       70,000,000
The Williams Capital Group, L.P                  70,000,000
UBS Warburg LLC                                  87,000,000
Total                                        $4,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/12/02	Countrywide Financial

Shares            Price         Amount
4,750,000 	  $99.65	$4,733,375

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.30         N/A 	 0.63%	           3.06%

Broker
JPMorgan, Lehman Brothers

Underwriters of Countrywide Financial

Underwriters*     	          Principal Amount*
	                             $750,000,000

*Principal amount of underwriters were not available at time of filing.

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/23/03	Household Automotive Trust A4A

Shares            Price         Amount
12,000,000 	  $99.98	$11,997,600

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.26         N/A 	 5.04%	           5.04%

Brokers
Deutsche Morgan Grenfell

Underwriters of Household Automotive Trust A4A

Underwriters     	               Principal Amount
Banc of America Securities, LLC		    $47,600,000
Deutsche Bank Securities, Inc.               47,600,000
Banc One Capital Markets, Inc.     	     47,600,000
Barclays Capital			     47,600,000
J.P. Morgan Securities, Inc.                 47,600,000
Total                                      $238,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/23/03	Republic of Italy

Shares            Price         Amount
1,000,000 	  $99.77	$997,700

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.08         N/A 	 0.00%	           0.47%

Brokers
Credit Suisse First Boston Corp., Deutsche Bank AG and JPMorgan Chase Bank

Underwriters of Republic of Italy

Underwriters     	                 Principal Amount
Credit Suisse First Boston Corp.             $890,000,000
Deutsche Bank Securities, Inc.                890,000,000
J.P. Morgan Securities, Inc.                  890,000,000
ABN AMRO, Inc.                                 30,000,000
Banca IMI S.p.A                                30,000,000
Goldman, Sachs & Co.                           30,000,000
HSBC Securities (USA) Inc.                     30,000,000
Lehman Brothers, Inc.                          30,000,000
Merrill Lynch, Pierce, Fenner, & Smith         30,000,000
Morgan Stanley & Co., Inc.                     30,000,000
Nomura International plc                       30,000,000
Salomon Smith Barney, Inc.                     30,000,000
UBS Warburg LLC                                30,000,000
UniCredit Banca Mobiliare S.p.A                30,000,000
Total                                      $3,000,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
3/26/03  	Wachovia Asset Securitization, Inc.
                Ser 2003-HE1, Class A1
Shares                  Price           Amount
7,700,000   	      $ 100.00	     $7,700,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.22        N/A 	 0.77%	            3.55%

Broker
First Union Securities Inc.

Underwriters of Wachovia Asset Securitization, Inc.
Ser 2003-HE1, Class A1

Underwriters          	                Principal Amount
Wachovia Securities, Inc.                  $900,000,000
Banc One Capital Markets, Inc.               50,000,000
J.P. Morgan Securities, Inc.                 50,000,000
Total                                 	 $1,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
7/30/03  	SLM Corp.

Shares                   Price       Principal Amount
3,950,000   	       $ 99.97	       $3,948,815

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.35        N/A 	 0.99%	            16.99%

Broker
Deutsche Morgan Grenfell

Underwriters of SLM Corp.

Underwriters                         Principal Amount
Deutsche Bank Securities, Inc.           $150,000,000
J.P. Morgan Securities                    150,000,000
Banc of America Securities LLC             16,666,000
Banc One Capital Markets                   16,666,000
Barclays Capital                           16,667,000
Credit Suisse First Boston Corp.           16,667,000
Lehman Brothers                            16,667,000
Wachovia Securities, Inc.                  16,667,000
Total                                    $400,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
8/04/03  Federal National Mortgage Association (FNMA)

Shares                   Price           Amount
50,800,000   	       $ 99.90	       $50,749,200

Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.13        N/A 	 2.54%	            17.72%

Broker
First Boston Brokerage

Underwriters of Federal National Mortgage Assoc.

Underwriters     	                Principal Amount
Credit Suisse First Boston Corp.             $450,000,000
First Tennessee Bank National Association     450,000,000
Merrill Lynch, Pierce, Fenner, & Smith, Inc.  450,000,000
Goldman Sachs & Co.                           110,000,000
Morgan Stanley                                 90,000,000
Bear, Stearns & Co., Inc.                      75,000,000
Deutsche Bank Securities, Inc.                 75,000,000
J.P. Morgan Securities, Inc.                   75,000,000
Lehman Brothers, Inc.                          75,000,000
Salomon Smith Barney, Inc.                     75,000,000
UBS Warburg LLC                                75,000,000
Total                                      $2,000,000,000